                                                                                                      EXHIBIT 10(a)

                        WAIVER AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS WAIVER AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of
May 13, 2002 is among ACXIOM CORPORATION, a Delaware Corporation (the "Borrower"), the lenders party hereto,
JPMORGAN CHASE BANK, as the agent (the "Agent") and BANK OF AMERICA, N.A., as syndication agent.

                                                     RECITALS:

         A.       The Borrower, the Agent, Bank of America, N.A., as syndication agent, and certain lenders have entered into that certain Amended and Restated Credit Agreement dated as of January 28, 2002 (as amended or otherwise modified from time to time, the "Agreement").

         B.       The Borrower has advised the Agent and the Lenders that certain Defaults and Events of Default have occurred under clauses (c) and (d) of Article VIII of the Agreement as a result of (a) the Borrower guaranteeing the obligations of Kidco Holdings, Inc. owing to Mercantile Bank of Arkansas National Association
(as more fully described in paragraph 2 of Exhibit A attached hereto), which guaranty obligations constitute
Indebtedness not permitted by Section 6.01 of the Agreement; (b) the Borrower guaranteeing the obligations of
Cope's Aircraft Services, Inc. owing to First Community Bank (as more fully described in paragraph 3 of Exhibit
A), which guaranty obligations constitute Indebtedness not permitted by Section 6.01 of the Agreement; (c) the
Borrower granting a Lien on substantially all of its personal property to Softech Financial in connection with a lease agreement in violation of Section 6.02 of the Agreement (as more fully described in paragraph 1 of Exhibit
A); (d) the Borrower's inadvertent failure to disclose at the closing of the Agreement the existence of the
Indebtedness described in paragraphs 2 and 3 of Exhibit A as required by Section 3.04(b) of the Agreement; and
(e) the Borrower's inadvertent failure to disclose at the closing of the Agreement the existence of the Lien described in paragraph 1 of Exhibit A as required by Section 3.05(a) of the Agreement (the "Existing Defaults"
and the covenants described in this paragraph, herein the "Violated Covenants").  In accordance with the
Agreement, the Borrower has requested that the Required Lenders waive the Existing Defaults.

         C.       The Borrower has requested that the Agent and the Lenders amend certain provisions of the
Agreement.  Subject to satisfaction of the conditions set forth herein, the Agent and the Lenders party hereto are willing to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

                                                     ARTICLE I.

                                                    Definitions

Section 1.1.      Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                                        1

                                                    ARTICLE II.

                                                    Amendments

Section 2.1.      Amendment to Section 6.01. Clause (a) of Section 6.01 of the Agreement is amended as follows:

         (a)      The reference to the term "Guaranties" in clause (v) is amended to read as "Guarantees"; and

         (b)      The period at the end of clause (xii)(D) is replaced with the word "and"; and a new clause (E)
is added to clause (xii) and shall read in its entirety as follows:

                  (E)      Unsecured Indebtedness arising under Guarantees which are not permitted under clauses (ii), (iv) and (v) of this Section 6.01(a) provided that, after giving proforma effect to the Indebtedness incurred under the permissions of this clause (xii)(E): (i) the Borrower shall be in compliance with Section 7.02 as of the most recently ended fiscal quarter of the
         Borrower, and (ii) the aggregate amount of Indebtedness incurred under the permissions of this clause (xii)(E) shall not exceed $4,000,000.

Section 2.2.      Amendment to Section 6.05. Clause (d) of Section 6.05 of the Agreement is amended to add the phrase "no Default exists or would result from such Disposition and" after the word "if" and before the symbol
"(1)" in the second sentence thereof.

Section 2.3.      Amendment to Section 7.02. Clause (i) of the definition of "Total Indebtedness" in Section 7.02 of the Agreement is amended in its entirety to read as follows:

(i)      all obligations, contingent or otherwise, of such Person: (i) as an account party in respect of letters of credit and letters of guaranty; (ii) arising under all Guarantees of such Person incurred under the permissions of Section 6.01(a)(xii)(E); and (iii) arising under the Guarantees of such Person described under item C on Schedule 6.01;

Section 2.4.      Amendment to Schedule 6.01. Schedule 6.01 to the Agreement is amended to add the information described on Schedule 6.01 hereto.

Section 2.5.      Amendment to Schedule 6.02. Schedule 6.02 to the Agreement is amended in its entirety to read as Schedule 6.02 attached hereto.

                                                   ARTICLE III.

                                                      Waiver

Section 3.1.      Waiver.  Subject to the satisfaction of the conditions precedent described in Article IV hereof, each of the undersigned Lenders waives the Existing Defaults and agrees not to exercise any rights or remedies available as a result of the occurrence thereof.

Section 3.2.      Limitations on Waiver.  To induce the Required Lenders to agree to the terms of Section 3.1, the Borrower agrees that: (a) the Lien described on Schedule 6.02 in the Borrower's assets in favor of
Bankers/Softech Division of EAB Leasing Corp. shall not at any time secure debt or other obligations in an aggregate amount in excess of $2,000,000; and (b) at no time shall both of the following have occurred: (i)
Bankers/Softech Division of EAB Leasing Corp. or any Affiliate thereof have a perfected security interest in any

                                                        2

collateral or asset of the Borrower or any Subsidiary (other than the property that is leased under the
Borrower's lease agreement with EAB Leasing Corp.) and (ii) any judgment have been rendered against the Borrower or any Subsidiary in favor EAB Leasing Corp. or any of its Affiliates which shall remain undischarged for a period of five (5) or more Business Days during which execution shall not be effectively stayed, or any action
(including without limitation self-help remedies) shall be legally taken by EAB Leasing Corp. or any of its
Affiliates to attach, seize or levy upon any collateral or assets of the Borrower or any Subsidiary (other than the property that is leased under the Borrower's lease agreement with EAB Leasing Corp.) to enforce or collect the obligations of the Borrower or any Subsidiary. Furthermore, the Borrower agrees that the waiver specifically described herein shall not constitute and shall not be deemed a waiver of any other Default or Event of Default, whether arising as a result of the further violation the Violated Covenants or otherwise, or a waiver of any rights or remedies arising as a result of such other Defaults or Events of Default.  The failure to comply with the Violated Covenants at any time other than as described above in the definition of Existing Defaults shall constitute an Event of Default.  The failure of any representation, warranty or certification made or deemed made by or on behalf of the Borrower in connection with any Loan Document shall prove to have been incorrect any material respect when made or deemed made shall constitute an Event of Default.

                                                     ARTICLE IV.

                                                   Miscellaneous

Section 4.1.      Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent and the Lenders agree that the
Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.  For all matters arising prior to the effective date of this Amendment, the Agreement (as unmodified by this Amendment) shall control.

Section 4.2.      Representations and Warranties; Release.  The Borrower hereby represents and warrants to the
Agent and the Lenders as follows:  (a) after giving effect to this Amendment, no Default or Event of Default exists; (b) the information contained in Exhibit A hereto is true, correct, and complete, and (c) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. IN ADDITION, TO INDUCE THE AGENT
AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND EACH GUARANTOR (BY ITS EXECUTION BELOW)
REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS
AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN
DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(A)      WAIVER.  WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS,
WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

(B)      RELEASE. RELEASES AND DISCHARGES THE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS,

                                                        3

EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL
OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR
UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY GUARANTOR EVER HAD, NOW HAS,
CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION
WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 4.3.      Survival of Representations and Warranties.  All representations and warranties made in this
Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.

Section 4.4.      Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such
Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 4.5.      Expenses of Lender.  As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this
Amendment, including without limitation, the costs and fees of the Agent's legal counsel.

Section 4.6.      Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 4.7.      Applicable Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

Section 4.8.      Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the
Agent, each Lender and the Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

Section 4.9.      Counterparts.  This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 4.10.     Effect of Waiver.  No consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 4.11.     Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                                                        4

Section 4.12.     ENTIRE AGREEMENT.  THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO
AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR
ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES
HERETO.

Section 4.13.     Required Lenders.  The Agreement may be modified as provided in this Amendment with the agreement of the Required Lenders which means Lenders having fifty-one percent (51%) of the sum of the total
Revolving Exposures and unused Revolving Commitment (such percentage applicable to a Lender, herein such Lender's
"Required Lender Percentage").  For purposes of determining the effectiveness of this Amendment, each Lender's
Required Lender Percentage is set forth on Schedule 4.13 hereto.

         Executed as of the date first written above.

                                                     ACXIOM CORPORATION, as the Borrower

                                                     By:        /s/ Dathan A. Gaskill
                                                        ---------------------------------------
                                                            Name:          Dathan A. Gaskill
                                                            Title:         Corporate Finance Leader

                                                        5

                                                     JPMORGAN  CHASE  BANK,  as the Agent,  the Issuing  Bank,  the
                                                     Swingline Lender and as a Lender

                                                     By:        /s/ Michael J. Lister
                                                        ---------------------------------------
                                                            Michael J. Lister
                                                            Vice President

                                                     BANK OF AMERICA, N.A., as syndication agent and as a Lender

                                                     By:         /s/ B. Kenneth Burton, Jr.
                                                        ---------------------------------------
                                                            Name:          B. Kenneth Burton, Jr.
                                                            Title:         Vice President

                                                     U.S. BaNK National  ASSOCIATION  (formerly Firstar Bank N.A.), as a co-administrative agent and as a Lender

                                                     By:         /s/ Eric Hartman
                                                        ---------------------------------------
                                                            Name:          Eric Hartman
                                                            Title:         Vice President

                                                     THE BANK OF NOVA SCOTIA, as co-agent and as a Lender

                                                     By:
                                                        ---------------------------------------
                                                            Name:
                                                                  ---------------------------------------
                                                            Title:
                                                                  ---------------------------------------

                                                     SUNTRUST BANK, as co-agent and as a Lender

                                                     By:        /s/ Leonard L. McKinnon
                                                        ---------------------------------------
                                                            Name:           Leonard L. McKinnon
                                                                  ---------------------------------------
                                                            Title:          Director
                                                                  ---------------------------------------

                                                     WACHOVIA BANK, N.A., as co-agent and as a Lender

                                                     By:         /s/ Daniel Evans
                                                        ---------------------------------------
                                                            Name:          Daniel Evans
                                                                  ---------------------------------------
                                                            Title:         Managing Director
                                                                  ---------------------------------------
                                                        6

                                                     ABN AMRO BANK N.V., as co-agent and as a Lender

                                                     By:         /s/ Maria Vickroy-Peralta
                                                        ---------------------------------------
                                                            Name:           Maria Vickroy-Peralta
                                                                  ---------------------------------------
                                                            Title:          Senior Vice President and Head
                                                                  ---------------------------------------

                                                     By:         /s/ Xiaochuan Zhang
                                                        ---------------------------------------
                                                            Name:           Xiaochuan Zhang
                                                                  ---------------------------------------
                                                            Title:          Assistant Vice President
                                                                  ---------------------------------------

                                                     Union Planters BANK, N.A.

                                                     By:
                                                        ---------------------------------------
                                                            Name:
                                                                  ---------------------------------------
                                                            Title:
                                                                  ---------------------------------------

                                                        7

                                                 Guarantor Consent

         Each of the undersigned Guarantors:  (i) consent and agree to this Amendment, including, without limitation, Section 4.2, and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with their respective terms.

                                                     GUARANTORS:

                                                     Acxiom CDC, Inc.
                                                     Acxiom / May & Speh, Inc.
                                                     Acxiom RM-Tools, Inc.
                                                     ACXIOM ASIA, LTD.
                                                     ACXIOM PROPERTY DEVELOPMENT, INC.
                                                     ACXIOM / PYRAMID INFORMATION SYSTEMS, INC.
                                                     ACXIOM SDC, INC.
                                                     ACXIOM TRANSPORTATION SERVICES, INC.
                                                     ACXIOM / DIRECT MEDIA, INC.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     ACXIOM UWS, LTD.

                                                     By:      /s/ Jerry C. Jones
                                                        ---------------------------------------
                                                            Jerry C. Jones, Authorized Officer

                                                        8

                                                   SCHEDULE 4.13
                                                        to
                        WAIVER AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                                 Required Lenders

================================================== ========================= =========================================
                                                                               Lenders Agreeing to First Amendment
                                                                              (insert % from prior column if Lender
                                                       Required Lender         signs Amendment then total % in this
                     Lender                            Percentage Held                       column)
================================================== ========================= =========================================
JPMorgan Chase Bank                                    20.00000000%                         20.00000000%
-------------------------------------------------- ------------------------- -----------------------------------------
U.S. Bank National Association                         14.28571429%                         14.28571429%
-------------------------------------------------- ------------------------- -----------------------------------------
Bank of America, N.A.                                  14.28571429%                         14.28571429%
-------------------------------------------------- ------------------------- -----------------------------------------
ABN AMRO Bank, N.V.                                    11.42857143%                         11.42857143%
-------------------------------------------------- ------------------------- -----------------------------------------
SunTrust Bank                                          11.42857143%                         11.42857143%
-------------------------------------------------- ------------------------- -----------------------------------------
The Bank of Nova Scotia                                11.42857143%
-------------------------------------------------- ------------------------- -----------------------------------------
Wachovia Bank, N.A.                                    14.28571429%                         14.28571429%
-------------------------------------------------- ------------------------- -----------------------------------------
Union Planters Bank, N.A.                               2.85714286%
-------------------------------------------------- ------------------------- -----------------------------------------
TOTAL                                                      100.00%                          85.7136286%
================================================== ========================= =========================================

                                                   SCHEDULE 6.01
                                                        to
                        Waiver and First Amendment to Amended and Restated Credit Agreement

C.                                                       Guarantees

1.       Acxiom Corporation entered into that certain Continuing Payment and Performance Guaranty dated as of
         October 30, 1998, as amended, pursuant to which Acxiom Corporation unconditionally guaranteed the obligation of Kidco Holdings, LLC ("Kidco") to make timely payments of the principal amount owed, plus accrued interest, when the same become due, under that certain Promissory Note, dated as of October 30,
         1998, as amended, between Mercantile Bank of Arkansas National Association, as lender, and Kidco, as borrower, in the principal amount of $1,184,500.00. As of March 22, 2002, the balance of such loan was
         $1,138,176.00. It is currently contemplated that Kidco's obligations under the Promissory Note referenced above will be refinanced at a new financial institution. Therefore, as a result of such re-financing, each of the above-referenced Payment and Performance Guarantee and Promissory Note will be restated in its entirety; provided, that the outstanding balance of the refinanced Promissory Note (and resulting guarantee obligations of Acxiom Corporation) will not exceed in the aggregate $1,184,500.

2.       Acxiom Corporation entered into a guaranty arrangement with First Community Bank ("First Community")
         pursuant to which Acxiom Corporation guaranteed the obligation of Cope's Aircraft Services, Inc.
         ("Cope's") to make timely payments of the principal amount owed, when the same become due, under a loan arrangement from First Community to Cope's in the principal amount of $280,000.00. As of February 13,
         2002, the balance of such loan was $238,916.65.

                                                   SCHEDULE 6.02
                                                        to
                        Waiver and First Amendment to Amended and Restated Credit Agreement

                                                  Existing Liens

1.       Liens relating to the Indebtedness described in Schedule 6.01

2.       Liens against assets and capital stock of Acxiom CDC, Inc. in favor of Trans Union LLC to secure performance of services (UCC-1 originally filed August 31, 1992; continuation filed March 12, 1997)

3.       Liens against assets and capital stock of Acxiom Corporation in favor of Bankers/Softech Division of EAB
         Leasing Corp.

                                                     EXHIBIT A
                                                        to
                        Waiver and First Amendment to Amended and Restated Credit Agreement

                                                 Existing Defaults

1.       Acxiom Corporation entered into a lease agreement, dated as of September 22, 1999, with Softech
Financial ("Softech") pursuant to which Acxiom Corporation granted to Softech a security interest in substantially all of the personal property of Acxiom Corporation. The debt or other obligations secured by such security interest does not exceed a maximum amount equal to $2,000,000.

2.       Acxiom Corporation entered into that certain Continuing Payment and Performance Guaranty dated as of
October 30, 1998, as amended, pursuant to which Acxiom Corporation unconditionally guaranteed the obligation of
Kidco Holdings, LLC ("Kidco") to make timely payments of the principal amount owed, plus accrued interest, when the same become due, under that certain Promissory Note, dated as of October 30, 1998, as amended, between
Mercantile Bank of Arkansas National Association, as lender, and Kidco, as borrower, in the principal amount of
$1,184,500.00. As of March 22, 2002, the balance of such loan was $1,138,176.00. It is currently contemplated that Kidco's obligations under the Promissory Note referenced above will be refinanced at a new financial institution. Therefore, as a result of such re-financing, each of the above-referenced Payment and Performance
Guarantee and Promissory Note will be restated in its entirety; provided, that the outstanding balance of the refinanced Promissory Note (and resulting guarantee obligations of Acxiom Corporation) will not exceed in the aggregate $1,184,500.

3.       Acxiom Corporation entered into a guaranty arrangement with First Community Bank ("First Community")
pursuant to which Acxiom Corporation guaranteed the obligation of Cope's Aircraft Services, Inc. ("Cope's") to make timely payments of the principal amount owed, when the same become due, under a loan arrangement from First
Community to Cope's in the principal amount of $280,000.00. As of February 13, 2002, the balance of such loan was
$238,916.65.